Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Varca Ventures, Inc. (the “Company”) on Form 10-Q for the period ended May 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Serluco, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)

the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

VARCA VENTURES, INC.
Date: July 16, 2012

	By:	/s/ Paul Serluco
Paul Serluco
Chief Financial Officer
(Principal Financial and Accounting Officer)